UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2011

Date of reporting period:	October 31, 2011

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 21, 2011

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2011.

The Net Asset Value per share (“NAV”) of the Fund on October 31, 2011 was $13.69, representing an in crease of 11.3% for the Fund’s fiscal year. The closing New York Stock Exchange (“NYSE”) market price of the Fund on October 31, 2011 was $12.41, representing a 9.3% discount to the NAV. The net assets of the Fund amounted to $121,194,999 on October 31, 2011.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,883.0 to 1,909.0 or 1.4%, in local currency terms, for the year. Including the South Korean Won (“Won”) appreciation of 1.1% during the fiscal year, this represented a total increase of 2.5% in United States (“U.S.”) dollar terms. The Fund’s NAV outperformed the KOSPI, in U.S. dollar terms, by 8.8 percentage points during the year. The Fund’s share price (quoted on the NYSE), increased by 10.3% during the year.

For the quarter ended October 31, 2011, the KOSPI decreased by 15.2% in U.S. dollar terms. The NAV of the Fund decreased by 16.6%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 1.4 percentage points during the quarter.

South Korean Economy

The U.S. Congress approved the Korea-U.S. free trade agreement (“KORUS FTA”) on October 12, 2011. Implementation of this agreement requires the Korean National Assembly to ratify it before it is effective. The deal is the second-largest FTA for the U.S. behind the North American Free Trade Agreement. Korea would become one of the first industrialized Asian economies to benefit from improved competitive conditions due to reduced or eventually eliminated tariffs. The base tariff in the U.S. market is already low; therefore, the improvements will be of a fundamental and structural nature rather having an immediate measurable impact. The greatest beneficiaries of the KORUS FTA will likely be the Automobile Equipment and Parts, Consumer Electronics, Chemicals and Pharmaceuticals, and Miscellaneous Manufacturing sectors.

Korea’s Gross Domestic Product (“GDP”) expanded by 3.4% year-over-year (“yoy”) in the third quarter of 2011. This was the lowest growth since the fourth quarter of 2010 but was in line with market expectations. Facilities investment was partly to blame for holding down the GDP growth rate. After providing a double-digit growth rate last year, investment growth dropped to 0.4% quarter-over-quarter (“qoq”) and 1.4% (yoy) in the third quarter of 2011, down from 3.9% (qoq) and 7.5% (yoy) in the second quarter of 2011, as the global growth outlook deteriorated in the wake of the U.S. credit rating downgrade and Europe’s debt problems. Export growth in October 2011 fell to 9.3% (falling below 10% for the first time in 23 months), as exports to the U.S. and Europe declined. However, daily non-ship exports, a better indicator for underlying demand, were stronger, rising 16.9% (yoy) and sequentially by 0.9% month-over-month (“mom”). Korean exports will likely continue to grow, at a moderate pace, on the back of a competitive Won, diversified products, and exposure to the relatively fast growing emerging markets.

During 2011, Consumer Price Index (“CPI”) headline inflation peaked at 5.3% (yoy) in August 2011 but moderated to 3.9% at the end of October 2011. In October, agricultural produce inflation declined to -5.3% (yoy) and -3.4% (mom) from -0.7% (yoy) and +0.2% (mom) in September, bringing down headline year-on-year CPI inflation by 0.34 percentage points and monthly inflation by 0.2 percentage points. Therefore, the Fund does not expect any interest rate hikes in the near term given the slowing growth momentum and sustained uncer-tainties relating to Eurozone sovereign credit issues. The household debt burden also remains high, posing further limitations on the continuation of monetary policy normalization in the near term. Korea’s household debt amounted to 997 trillion Won or 155% of disposable income at the end of 2010. A 25 basis-point rise in interest rates would roughly translate into an extra 2.5 trillion Won annual interest expense burden for households.

Korea’s domestic economy has been relatively strong with the consumer confidence index fluctuating around the 100 range, though it is unlikely to show a strong turnaround soon given the current fragile macroeconomic environment. The jobless rate has also been fairly stable, hovering between 3% and 4%. Retail sales are still growing by about 10% a month. The outlook for Korea’s sovereign ratings also appears stable and adjustment remains unlikely over the next six months.

South Korean Stock Market

During the year, the KOSPI rose from 1,883.0 to 1,909.0 and the Kosdaq Index fell from 526.45 to 490.69. The KOSPI reached an all time high of 2,228.96 in May 2011 but most of the gains were lost during the huge sell-off in August 2011 triggered by the European debt crisis.

Before the sell-off in August 2011, Refining and Petrochemical stocks were among the best performing sectors as oil refining margins and petrochemical spreads surged on the back of tight supply and strong demand. Commodity stocks such as Korea Zinc Co., Ltd. also outperformed as silver, which contributes 40% of its operating profit, soared over the period along with other metals as investors flocked to relatively safe assets. Shipbuilding companies also gained as they continued to dominate the high-end market (offshore and LNG orders) ahead of their Chinese counterparts. The Automobile sector outperformed due to global market share gains, which translated to strong quarterly earnings that beat market expectations. Construction stocks with overseas exposure also performed well aided by strong order momentum from the Middle East. On the other hand, the Steel sector under-performed despite attractive valuations, as companies have been unable to raise prices, which has led to poor quarterly earnings. Financial services had the largest decline. Banks were hit by risks associated with the mutual savings banks due to government pressure for them to bail them out, and slower than expected rate normalization during the period. The Brokerage sector also underperformed due to increasing competition within the industry. Transport stocks such as the shippers and airlines were also sensitive to the rise in oil prices.

Korea was negatively effected along with other markets in Asia (in local currency terms) during the August-September sell off, which was triggered by the U.S. debt rating downgrade and Europe’s inability to solve its debt problems, sending the KOSPI 17.0% lower to 1,769.65 points by the end of September from 2,133.21 points at the end of July. Notably, less cyclical sectors such as the Consumer sector outperformed, as domestic consumption remains buoyant. Internet stocks also stood out as investors bought into stocks with relative stable earnings. Defensive sectors such as Telecommunications also outperformed the market. Banks con tinued to underperform, although non-life insurers rebounded on strong earnings results. The shipbuilders registered the biggest declines amid worries over weaker earnings and a lack of new orders. Technology companies also declined along with the deteriorating demand outlook, although large cap stocks such as Samsung Electronics Co., Ltd. outperformed.

In October 2011, the KOSPI rebounded along with other Asian markets based on the hope that the European Union might have reached an agreement on measures to contain the sovereign debt crisis, along with stronger than expected macroeconomic data from the U.S. Stocks that had been heavily sold down, including shipbuilders and banks, rebounded due to their attractive valuations. Large cap Consumer Electronics sector companies continued to outperform, as Samsung Electronics announced that it had sold more smart phones than Apple Inc. had during the third quarter.

Overall, during the year, sectors that outperformed included Automobile Equipment and Parts, Consumer Electronics and Internet and Gaming. Sectors that underperformed included Banks, Brokerages, Ship-builders and small-mid cap Technology stocks. Retailers were mixed with Lotte Shopping Co., Ltd. underperforming and Hyundai Department Store Co., Ltd. on continued weakness in its China business. Samsung Engineering Co., Ltd. was the clear outperformer in the construction industry. Korea Zinc Co., Ltd. also performed well on the back of strong earnings driven by the silver price and capacity additions.

Portfolio Management Activity

Crucialtec Co., Ltd. in the Consumer Electronics sector was added during the year after meeting with the company’s management. Its leadership in the optical track pad business should allow it to win more customers, while its new touch module business should drive the company’s next growth phase. NCsoft Corporation, a video game company, was added to the portfolio in September as its eagerly anticipated new game launch next year, Blade and Soul, should act as a huge catalyst and earnings visibility is high relative to other sectors. Duksan Hi-Metal Co., Ltd. was added given its growth potential of AMOLED applications and consistent strong quarterly earnings.

Changes in the Banking and Financial Services sector included the disposal of Industrial Bank of Korea since earnings are likely to decline and its non-performing loan ratio is rising. The Fund sold KB Financial Group, Inc. for Shinhan Financial Group Co., Ltd., which is preferred given lower risk of any credit mishaps and its diversified earnings stream, and Hana

Financial Group Inc. due to its attractive valuations and its acquisition of Korea Exchange Bank. BS Financial Group, Inc., was added as regional banks appear to face less regulatory pressure than the major banks. Samsung Card Co., Ltd. was also added and is one of the main beneficiaries of increasing consumption and restructuring of the Samsung Group. Positions in Daewoo Securities, Co., Ltd. and Samsung Securities were disposed of given the competitive landscape, which will hurt margins and profitability especially in view of the larger capital base.

Miscellaneous manufacturing stock KT&G Corporation was added to the portfolio for its market share gains, resilient earnings and expectations for its ginseng business. Fila Korea Ltd. was accumulated due to its strong quarterly results. Margin expansion coupled with strong orders in the U.S. should also drive earnings further.

The Fund disposed of its position in Hyundai Engineering & Construction Co., Ltd. since order wins have been weak and new management suggests that the company will not be aggressive in bidding for overseas projects. Posco was disposed of during the year as it is vulnerable to rising raw material prices and a possible demand slowdown in China. On the other hand, the Fund added Korea Zinc Co., Ltd., given that capacity expansion should lift earnings. It is also a proxy to rising prices in precious metals and prices should remain stable given the negative real interest rate environment.

During the year, the Fund participated in the Doosan Engine IPO. The share price surged during the first few days of trading and the gains were locked in as it traded at a huge premium over its peers. In June 2011, the Fund also subscribed to shares of Himart Co., Ltd., Korea’s largest electronics retailer, and the stock contributed positively to the portfolio after releasing strong earnings results.

Investment Strategy

Equity markets remain extremely volatile. Market sentiment, and the “risk on/risk off” strategy of in-vestors, will continue to depend crucially on perceptions of how successful the authorities are in dealing with the debt issues in European economies.

In Korea, globally competitive companies are emerging in three sectors in particular - Automobile Equipment and Parts (Hyundai Mobis and Hyundai Motor Company), Consumer Electronics (Samsung Electronics Co., Ltd.), and Services (Samsung Engineering). Their global market shares have risen over the years and will benefit from a weaker Won. The Fund also favors consumer stocks, which look set to benefit from China’s con-sumption growth (Lock & Lock Co., Ltd.) and strong brand equity (Fila Korea Ltd. and Himart Co., Ltd.). The Fund intends to maintain underweight positions in highly regulated sectors in an inflationary environment, such as Banking and Financial Services as elections in 2012 draw near.

Automobile Equipment and Parts stocks are still among our biggest overweight sector positions and have again outperformed the market during the year. Valuations are above the historical average, but they are not demanding. Market share gains are an ongoing trend due to stronger brand equity and a weaker Won. The Fund will continue to monitor the competitive landscape closely and reduce positions if valuations become excessive or if there are any signs of recovery in the Japanese automakers, which pose the biggest potential competitive threat.

Most Technology stocks continue to underperform amid weak demand and downward pressure on prices. However, Samsung Electronics has outperformed its peers as its handset business continues to beat expectations. The Fund may seek to increase exposure to the technology related sectors if demand improves, as many stocks are still trading well below their post-2000 average. The Fund will focus on bellwether stocks that have strong earnings visibility and are gaining market share.

Within the Industrial sector, construction stocks that are best positioned to benefit from strong overseas order momentum and have the strongest track record are favorable. The Fund favors construction stocks over the shipbuilders as the latter will likely see a decline in earnings next year and news of order cancellations will exert downward pressure on share prices. Order momentum in the Construction sector should continue as governments in emerging regions such as the Middle East have maintained their budgets in building power plants and other infrastructure projects. Korean companies have increased their overseas market share tremendously over the last decade and due to their strong track record, more order wins should materialize. However, the Fund acknowledges there is still some margin pressure due to increasing competition. Nonetheless, most construction stocks are still trading at mid-cycle valuations and hence, the Fund may select leaders in the field to maintain its overweight position.

Stock Dividend and Tender Offer

On November 17, 2011, the Fund announced that its Board of Directors has declared a stock dividend of $3.065 payable on January 18, 2012 to holders of record on November 30, 2011. The dividend will be paid in newly-issued shares of the Fund’s stock. Shareholders of record may request that their dividends be paid in cash, subject to the limits described in the notice being distributed to the Fund’s shareholders of record. Additional information is contained in Note 9 of the Notes to Financial Statements contained in this report.

On the same date, the Fund announced that it intends to commence a tender offer in January 2012 for up to 10 percent of its outstanding stock. The proposed tender offer and the tender offer completed in December 2010 are described in Notes 7 and 9 of the Notes to Financial Statements included in this report.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara

Shigeru Shinohara
President

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission (“SEC”) Website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

FUND CERTIFICATION

In September 2011, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the SarbanesOxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—OCTOBER 31, 2011 (Unaudited)

KEY STATISTICS
Net Assets	$121,194,999
Net Asset Value per Share	$13.69
Closing NYSE Market Price	$12.41
Percentage Increase in Net Asset Value per Share*	11.3%
Percentage Increase in NYSE Market Price*	10.3%

MARKET INDEX	SOUTH KOREAN WON	U.S.$
Percentage Increase in Market Index*
Korea Composite Stock Price Index*	1.4%	2.5%
*From November 1, 2010 through October 31, 2011

ASSET ALLOCATION
South Korean Equity Securities	97.7%
Foreign Currency	1.7
Other Assets Less Liabilities, Net	0.6

Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets

Automative Equipment and Parts	17.5	Retail	6.8
Consumer Electronics	17.4	Chemicals and Pharmeceuticals	5.4
Services	13.8	Wholesale	3.9
Miscellaneous Manufacturing	9.7	Transportation	3.6
Banking and Financial Services	9.1	Information and Software	2.1
Insurance	8.4

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
	Market	% of
Issuer	Value	Net Assets

Samsung Electronics Co., Ltd.	$18,736,888	15.5
Hyundai Mobis	16,164,518	13.3
Samsung Engineering Co., Ltd	7,441,554	6.1
Korea Zinc Co., Ltd	4,928,049	4.1
LG Chem Ltd.	4,666,583	3.9
Hyundai Heavy Industries Co., Ltd.	4,194,968	3.5
Dongbu Ltd.Insurance Co.,	4,143,588	3.4
Samsung Card Co., Ltd.	3,999,261	3.3
Lotte Shopping Co., Ltd.	3,622,807	3.0
Hyundai Motor Company	3,542,040	2.9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 21, 2011

See notes to financial statements

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*

OCTOBER 31, 2011

	Shares	Cost	Market Value	% of Net Assets
SOUTH KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Hyundai Mobis	55,665	$5,826,541	$16,164,518	13.3
Automotive service components
Hyundai Motor Company	17,356	1,304,236	3,542,040	2.9
Passenger cars, trucks, autoparts, and commercial vehicles
Mando Corp.	8,774	1,707,139	1,526,359	1.3
Brake, suspension, and steering system
Total Automotive Equipment and Parts		8,837,916	21,232,917	17.5

Banking and Financial Services
BS Financial Group Inc.†	232,450	2,551,068	2,601,818	2.1
Banking-related financial services
Hana Financial Group Inc.	34,390	1,121,525	1,247,538	1.0
Banking-related financial services
Shinhan Financial Group Co., Ltd	82,820	3,224,461	3,324,564	2.7
Banking-related financial services
Samsung Card Co., Ltd	106,040	4,608,974	3,999,261	3.3
Credit card services
Total Banking and Financial Services		11,506,028	11,173,181	9.1

Chemicals and Pharmaceuticals
Celltrion Inc	53,696	1,981,649	1,819,958	1.5
Biopharmaceutical products
LG Chem Ltd	14,260	3,042,497	4,666,583	3.9
Petrochemicals, plastic resins, and engineering plastics
Total Chemicals and Pharmaceuticals		5,024,146	6,486,541	5.4

Consumer Electronics
CrucialTec Co., Ltd.†	187,513	2,904,000	2,326,422	1.9
Optic based input devices
Samsung Electronics Co., Ltd.	21,530	10,953,529	18,736,888	15.5
Consumer electronics, computers, and telecommunications
Total Consumer Electronics		13,857,529	21,063,310	17.4

See notes to financial statements

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*– (Continued)

OCTOBER 31, 2011

	Shares	Cost	Market Value	% of Net Assets

Information and Software
Ncsoft Corporation	7,924	$2,480,093	$2,504,078	2.1
Online gaming
Total Information and software		2,480,093	2,504,078	2.1
Insurance
Dongbu Insurance Co., Ltd.	97,750	3,489,587	4,143,588	3.4
Non-life insurance
Korean Reinsurance Company	141,206	1,560,587	1,910,591	1.6
Life and non-life insurance
Samsung Fire & Marine Insurance Co., Ltd.	13,206	2,518,043	2,825,702	2.3
Non-life insurance
Samsung Life Insurance Co	16,328	1,519,854	1,274,180	1.1
Life insurance
Total Insurance		9,088,071	10,154,061	8.4

Miscellaneous Manufacturing
Duksan Hi-Metal Co., Ltd.†	46,988	911,689	1,077,222	0.9
Solder balls used for electronics package types
Finetec Corporation †	171,087	752,356	512,200	0.4
Superconducting materials
Korea Zinc Co., Ltd.	16,661	3,950,952	4,928,049	4.1
Non-ferrous metals
KT&G Corporation	32,616	2,131,419	2,037,950	1.7
Tobacco
Lock&Lock Co., Ltd.	98,863	2,994,051	3,173,073	2.6
Plastic food storage
Total Miscellaneous Manufacturing		10,740,467	11,728,494	9.7

Retail
Himart Co., Ltd.†	25,858	1,408,375	1,973,698	1.6
Consumer electronics and household appliances
Hyundai Department Store Co., Ltd.	11,009	1,174,786	1,593,499	1.3
Department stores
Hyundai Home Shopping Network Corporation	9,840	1,100,185	1,043,891	0.9
Merchandiser of consumer products
Lotte Shopping Co., Ltd	10,024	$2,758,111	$3,622,807	3.0
Department and discount stores
Total Retail		6,441,457	8,233,895	6.8

See notes to financial statements

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*–(Continued)

OCTOBER 31, 2011

	Shares	Cost	Market Value	% of Net Assets
Services
CJ CGV Co., Ltd	65,730	1,603,569	1,524,619	1.3
Movie theaters
Grand Korea Leisure Co., Ltd	77,880	1,317,809	1,400,342	1.2
Casino hotels
Hana Tour Service Inc	40,192	1,541,030	1,336,963	1.1
Travel related services
Hotel Shilla Co., Ltd	80,340	1,584,528	2,733,857	2.3
Hotels
KT Skylife Co., Ltd.†	48,210	822,604	1,272,106	1.0
Digital satellite broadcasting
Samsung Engineering Co., Ltd	35,988	2,921,715	7,441,554	6.1
Engineering and construction
S.M. Entertainment Co.†	22,929	414,161	1,014,211	0.8
Korean rock and roll music
Total Services		10,205,416	16,723,652	13.8

Transportation
Hyundai Heavy Industries Co., Ltd	15,425	4,765,669	4,194,968	3.5
Shipbuilding
Korea Aerospace Industries Ltd.†	5,230	93,025	175,854	0.1
Fixed-wing aircraft, helicopters, and satellites
Total Transportation		4,858,694	4,370,822	3.6

Wholesale
Fila Korea Ltd	43,693	3,094,572	3,024,688	2.5
Textile and apparel
Samsung C&T Corporation	27,062	1,310,058	1,693,352	1.4
Import/export
Total Wholesale		4,404,630	4,718,040	3.9
TOTAL SOUTH KOREAN EQUITY SECURITIES		$87,444,447	$118,388,991	97.7

See notes to financial statements

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

OCTOBER 31, 2011

	Cost	Market Value	% of Net Assets
INVESTMENTS IN FOREIGN CURRENCY
South Korea Won	$2,025,475	$2,076,520	1.7
Non-interest bearing account
TOTAL INVESTMENTS IN FOREIGN CURRENCY	2,025,475	2,076,520	1.7
TOTAL INVESTMENTS	$89,469,925	$120,465,511	99.4
OTHER ASSETS LESS LIABILITIES, NET		729,488	0.6
NET ASSETS		$121,194,999	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2011.

South Korean Won	KRW	1,112.30 = USD $1.00

See notes to financial statements

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2011

ASSETS:
Investments in securities, at market value (cost—$87,444,447)	$118,388,991
Investments in foreign currency, at market value (cost - $2,025,475)	2,076,520
Cash and cash equivalents	958,658
Total Assets	121,424,169

LIABILITIES:
Accrued management fee	82,060
Other accrued expenses	147,110
Total Liabilities	229,170

NET ASSETS:
Capital stock (par value of 8,849,912 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	884,991
Paid-in capital	62,604,008
Accumulated net realized gain on investments and foreign currency transactions	26,723,069
Unrealized net appreciation on investments and foreign currency transactions	30,995,590
Accumulated net investment loss	(12,659)
Net Assets	$121,194,999
Net asset value per share	$13.69

See notes to financial statements

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

INCOME:
Dividend income (less $199,747 of withholding taxes)	$1,010,841
Interest income	1,207
Total Income		$1,012,048

EXPENSES:
Management fee	1,108,146
Legal fees	839,116
Custodian fees	141,041
Auditing and tax reporting fees	103,862
Directors’ fees and expenses	102,581
Annual meeting expenses	74,593
Shareholder reports	56,380
Transfer agency fees	28,416
Registration fees	27,525
Miscellaneous fees	4,711
Total Expenses		2,486,371
INVESTMENT LOSS—NET		(1,474,323)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		30,639,953
Net realized loss on foreign currency transactions		(114,736)
Net realized gain on investments and foreign currency transactions		30,525,217
Change in net unrealized depreciation on investments		(14,098,955)
Change in net unrealized depreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency		(1,485,712)
Net realized and unrealized gain on investments and foreign currency transactions		14,940,550
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS		$13,466,227

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2011		2010
INVESTMENT OPERATIONS:
Net investment loss	$	(1,474,323)	$	(803,305)
Net realized gain on investments		30,639,953		14,225,453
Net realized gain (loss) on foreign currency transactions		(114,736)		12,410
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions		(15,584,667)		14,614,419
Increase in net assets derived from investment activities		13,466,227		28,048,977

CAPITAL SHARE TRANSACTIONS:
Net asset value of shares distributed as part of tender offer		(28,297,607)		—
Net asset value of shares distributed as capital share repurchase		—		(1,483,505)
Decrease in net assets derived from capital share transactions		(28,297,607)		(1,483,505)

NET ASSETS:
Beginning of year		136,026,379		109,460,907
End of year (including accumulated net investment loss of $12,659 and $168,063, respectively)		$121,194,999		$136,026,379

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or, if market quotations are not available, at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2011. Net unrealized appreciation or depreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2011, resulting from changes in the exchange rate. Net realized gain or loss on foreign currency transactions include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future.

(d) Capital Account Reclassification—For the year ended October 31, 2011, the Fund’s accumulated net investment loss was decreased by $1,629,727, and the accumulated net realized loss, was decreased by $1,629,727. The adjustments were a result of the reclassification of foreign exchange losses, tax treatment of the realized gains/losses upon disposition of passive foreign investment company stock, and net operating loss. These had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority on Federal and State income tax returns for all open tax years (the current and prior three tax years). As of and during the year ended October 31, 2011 as well as for the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation— The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. Under the management agreement, the Fund paid or accrued fees, to the Manager of $1,108,146 for October 31, 2011. Under the Investment Advisory Agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $295,492 from the Manager for the period ended October 31, 2011. In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $59,098 and $295,492, respectively. At October 31, 2011, the management fee payable to the Manager by the Fund was $82,060.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended October 31, 2011. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated $102,581 for the year ended October 31, 2011.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2011 were $94,652,889 and $124,052,637, respectively.

4.	Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of the Fund’s stock at a rate of one share of stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.	Federal Income Taxes

As of October 31, 2011, net unrealized appreciation on investments, for Federal income tax purposes was $30,922,544 consisting of $34,011,501 related to appreciated securities and $3,088,957 related to depreciated securities. The aggregate cost of investments, at October 31, 2011 for federal income tax purposes was $87,466,447.

At October 31, 2011 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$3,661,136
Undistributed long term capital gains	23,071,272
Unrealized appreciation on investments and foreign currency transactions	30,973,590
Total accumulated earnings	$57,705,999

For Federal income tax purposes, there was no distribution for the fiscal year ended October 31, 2011 and October 31, 2010.

During the year ended October 31, 2011, the Fund fully utilized its capital loss carry forwards of $2,039,680 against current year net realized capital gains. The Fund does not have any capital loss carryforwards as of October 31, 2011.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

6.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 2009 except for the disclosures surrounding purchases, sales, issuances and settlements, on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The Fund adopted the applicable portion of the ASU 2010-06 for the year ended October 31, 2011 and the impact of such adoption is limited to additional disclosures in the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2011.

Level	Investments in Securities
Level 1
Equity Securities*	$118,388,991
Foreign Currency	2,076,520
Level 2	-0-
Level 3	-0-
Total	$120,465,511

*Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the year ended October 31, 2011, there were no transfers between Level 1 and Level 2.

During the year ended October 31, 2011, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

7.	Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505. The impact of the Plan resulted in less than a $.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock. The enhanced Plan also

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock. On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended). The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $.06 increase to the net asset value per share.

8.	Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011- 04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

9.	Subsequent Events

The Fund has declared a stock dividend in the amount of $3.065 per share, consisting of $0.46 ordinary income and $2.605 capital gain, payable on January 18, 2012, The Fund’s intention to conduct a tender offer was announced on June 7, 2011 to holders of record on November 30, 2011. The Fund will limit the aggregate amount of cash to be paid out in the dividend distribution to all shareholders to 33% of the aggregate dollar amount of the total dividend distribution.

On November 17, 2011, in connection with the announcement of the stock dividend, the Fund reaffirmed its intention to commence a tender offer in January 2012. The Fund’s intention to conduct a tender offer was announced on June 7, 2011. This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011. The stock did trade at the specific discount. The Fund expects to announce the timing and terms of the tender offer, which will commerce in January 2012, in an upcoming statement to shareholders.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year:

	For the Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.30	$9.76	$6.51	$16.42	$11.28
Net investment income (loss)*	(0.16)	(0.07)	(0.02)	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	2.61	3.28	(9.93)	5.64
Total from investment operations	1.33	2.54	3.26	(9.89)	5.66

Distributions:
Dividends from investment income, net	—	—	(0.01)	(0.02)	—

Fund Share Transactions
Effect of Tender Offer***	0.06	—	—	—	—
Dilutive effect of Rights Offering**	—	—	—	—	(0.38)
Offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.14)
Total Fund share transactions	0.06	—	—	—	(0.52)

Net asset value, end of year	$13.69	$12.30	$9.76	$6.51	$16.42

Market value, end of year	$12.41	$11.25	$8.40	$5.54	$15.38
Total investment return†	10.3%	33.9%	51.9%	(63.9%)	47.9%
Ratio to average net assets/supplemental data:
Net assets, end of year (000)	$121,195	$136,026	$109,460	$72,940	$184,129
Operating expenses	1.90%	1.81%	1.64%	1.36%	1.36%
Net investment income (loss)	(1.13%)	(0.68%)	(0.33%)	0.32%	0.20%
Portfolio turnover	75%	52%	57%	45%	20%

† Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
* Based on average shares outstanding.
**Decrease is due to the Rights Offering. (See Note 4)
***Increase is due to Tender Offer (See Note 7)

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended October 31, 2011 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $199,747 as foreign tax credit with the associated gross income of $1,210,588. In addition, for the year ended October 31, 2011, the Fund designates $3,661,136 as qualified short term capital gain dividends in accordance with Section 871(k)(2) of the Internal Revenue Code of 1986, as amended.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2012.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2011 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Two World Financial Center, Building B, New York, New York on August 18, 2011. The purpose of the meeting was (1) to elect two Class II Directors each to serve for a term to expire in 2014; and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Shigeru Shinohara and Chor Weng Tan received the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, Mr. Shinohara and Mr. Tan were elected to serve until 2014 and their successors are elected and qualified.

The results of the voting at the Annual Meeting were as follows:

1.  To elect the Fund’s Class II Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
Shigeru Shinohara	4,566,891	51.60%	3,240,740	41.51%
Chor Weng Tan	4,608,554	52.07%	3,199,067	40.97%

INTERESTED DIRECTED

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (50)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President NAM-U.S.A. and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd. (“NAM”) and its affiliates. Mr. Shinohara is a Director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)
INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Rodney A. Buck (63) 1857 West County Road Calais, Vermont 05648	Class III Director and Chairman of the Board	Director since 2006 and Chairman of the Board since 2010
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None
Phillip Goldstein (66) 60 Heritage Drive Pleasantville, NY 10570	Class I Director	Director since 2010
Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds since 1993. Principal of Brooklyn Capital Management LLC, a registered investment advisory firm since 2009.
				1 registered investment company consisting of 1 portfolio	Brantley Capital Corp.; Mexico Equity Income Fund; Special Opportunities Fund; ASA Ltd.
E. Han Kim (65) 2980 Hickory Lane, Ann Arbor, MI 48104	Class I Director	Director since 2010	Professor, University of Michigan since 1980; Director of Korea Telecom since 2009; Advisor to CEO of Taubman Company since 2009; and Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment companies consisting of 2 portfolios	Korea Telecom
David B. Chemidlin (54) 67 Glen Eagle Drive Watchung, New Jersey 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None
Chor Weng Tan (75) 6245 Paseo Privado- Carlsbad, California 92009	Class II Director	Director since 1993	Retired. Mr. Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

*In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Buck, Chemidlin, Goldstein, Kim and Tan are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended October 31, 2011, the Board of Directors held nine meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years
Shigeru Shinohara (50)	President and Class II Director	President since 2007
President NAM-U.S.A. and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (65)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.
Hiroyuki Nakano (41)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-U.S.A. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (42)	Vice President	Vice President since November 2011	Executive Director of NAM-U.S.A. since 2010; Senior Vice President of NAM-U.S.A. from 2007 to 2010; Vice President of NAM-U.S.A. from 2001 to 2007.
Neil Daniele (51)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Senior Vice President of NAM-U.S.A. from 2002 to 2007; Chief Compliance Officer of Nomura Global Alpha LLC since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009.

Robert Kleinman (45)	Treasurer	Treasurer since November 2011
Executive Director, Controller and Treasurer of NAM-U.S.A. since 2008; Senior Vice President and Controller of Prospect Capital Corp. from 2007 to 2008; Director of Merrill Lynch & Co. from 2006 to 2007; Vice President of JP Morgan Chase & Co. from 2000 to 2006.

Amy J. Marose (34)	Assistant Treasurer	Assistant Treasurer since November 2011	Vice President of NAM-U.S.A. since 2009; Senior Manager at Deloitte & Touche LLP from 2007 to 2009; Manager at Deloitte & Touche LLP from 2005 to 2007.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from their net asset value per share (“NAV”).

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. During July and August, 2010, in accordance with a Discount Management Plan announced by the Board of Directors of the Fund on June 3, 2010, the Fund conducted open market share repurchases on the New York Stock Exchange and repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

On December 17, 2010, the Fund completed a tender offer for up to approximately 20 percent of its outstanding shares of common stock. The tender offer was made pursuant to an enhanced Discount Management Plan adopted by the Board of Directors of the Fund in August 2010. The enhanced Discount Management Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer between 5 and 15 percent of its outstanding shares. On November 17, 2011, the Fund reaffirmed its intention to make the Tender Offer described in Subsequent Events Note 9.

The Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV. To date, the Board of Directors has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometimes extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN - (Continued)

the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2011, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

KOREA EQUITY FUND, INC.

Board Review of the Management,
Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of six directors, five of whom are independent, or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including its Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 18, 2011. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 5, 2011, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid by the Investment Adviser to the Investment Sub Advisers, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards) from their independent counsel in considering these materials and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 18, 2011, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager, the Investment Adviser and the Investment Sub-Advisers and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. In addition, the Independent Directors discussed in particular the portfolio management personnel involved with management of the Fund. The Independent Directors concluded that the Manager, the Investment Adviser and the Investment Sub-Advisers perform valuable advisory, administrative and compliance services to the Fund. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance. The Board considered information about the performance of the Fund compared to the Fund’s benchmark index and comparative fee, expense ratio and performance information for other

KOREA EQUITY FUND, INC.

Board Review of the Management,
Investment Advisory and Investment Sub-Advisory Agreements - (Continued)

funds investing primarily in South Korean stocks. This information showed that, based on changes in net asset value for the one-year period ended June 30, 2011, the Fund ranked first of four U.S. investment companies identified by the Manager that invest in Korean securities (although the performance of all four funds was within one percentage point). For the three-year and five year-year periods ended June 30, 2011, the Fund ranked third of these four funds. The Manager provided information regarding factors impacting the relative performance of the Fund during the most recent year, including investments in sectors that had underperformed the market. The Manager also noted that the Fund had outperformed its benchmark index, the Korea Composite Stock Price Index (“KOSPI”), for the one-year and three-year periods ended June 30, 2011 and that the Fund’s net asset value had increased approximately 30.9% during the year ended June 30, 2011.

After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the Fund’s management fee in connection with other information provided for the Directors’ consideration. The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-advisers supported the continuance of the Agreements.

Economies of Scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger. The Board also noted the reduction in the contractual rate of the management fee that became effective several years ago. The Board further considered variations in the Fund’s operating expense ratio over the past several years. After consideration of information it considered relevant, the Board concluded that it would not request a breakpoint in the management fee.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2012.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Phillip Goldstein
E. Han Kim
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
This Report, including the Financial Statements, is transmitted to the Share-holders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
KOREA Equity Fund, Inc. ANNUAL REPORT OCTOBER 31, 2011

ITEM 2.  CODE OF ETHICS

(a)
        As of October 31, 2011, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
        There were no amendments during the fiscal year ended October 31, 2011 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the Registrant’s code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, is attached as an exhibit. A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant's Chief Compliance Officer at (212) 661-1873 or via post request addressed to:  Nomura Asset Management U.S.A. Inc., 2 World Financial Center, Building B, 18th Floor, Attn:  Chief Compliance Officer, New York, NY 10281.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for the Registrant were $63,600 and $63,600 for the fiscal years ended 10/31/11 and 10/31/10, respectively.

(b) Audit-Related Fees for the Registrant were $20,000, of which $10,000 related to the issuer tender offer completed in December 2010, and $10,000 for the fiscal years ended 10/31/11 and 10/31/10, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semiannual reports and, for the more recent year, in relation to the tender offer.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/11 and 10/31/10 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/11 and 10/31/10, respectively.

(c) Tax Fees for the Registrant were $11,900 and $11,400 for the fiscal years ended 10/31/11 and 10/31/10, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely registered investment company qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP (“E&Y”) to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/11 and 10/31/10, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $10,600 and $10,600 for the fiscal years ended 10/31/11 and 10/31/10, respectively. These amounts represent procedures performed in connection with the review of the Registrant’s filings with the Osaka Securities Exchange.

There were no fees billed for other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 10/31/11 and 10/31/10 that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management U.S.A., Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $4.8 million and $2.8 million for the fiscal years ended 10/31/11 and 10/31/10, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring preapproval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Messrs. Rodney A. Buck, Philip Goldstein, E. Han Kim, David B. Chemidlin and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/11 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

July 1, 2011

1．Basic Concept for Proxy Voting

NOMURA ASSET MANAGEMENT, as an investment manager, has a fiduciary duty to the asset owners. Therefore, Proxy Voting should be exercised in a systematic and proper manner in accordance with the voting standards to preserve the interest of shareholders. To companies held within our portfolios, we will demand that they follow our “Principles on Corporate Governance of Portfolio Companies,” and to manage their business operations with due consideration for shareholders’ interests.

２．Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below.  Where we believe that a specific agenda item is not in the interests of shareholders, NOMURA ASSET MANAGEMENT shall decide either to vote against or to abstain from voting on the item. Proxy voting Guidelines are applied in cases:

(1)
Where it is found that the company has violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).
(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.
(4)	Where the company continuously reports sluggish business performance and poor investment returns, and where we consider the management’s efforts for improvement to be inadequate.
(5)	Where the company accumulates a large amount of financial assets, which are neither used effectively nor distributed to shareholders adequately.
(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.
(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm shareholders’ interests.
(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

３．Positions on Specific Issues

（１）Election of Directors

NOMURA ASSET MANAGEMENT votes in favor of candidates for the Board of Directors that are nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.  In principle, we vote for the election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially crucial role in each of the three committees - nomination, compensation, and audit - special consideration should be paid to these directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office should be judged upon careful review of and thorough assessment of the board of directors.

（２）Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.  Where the company has engaged in certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such an auditor.

It is desirable to ensure that the outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

（３）Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in antisocial activities, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

（４）Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

（５）Capital Policy

①Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

②Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

③Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

（６）Corporate Actions

①Mergers, acquisitions and other corporate restructurings

NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on our clients.

②Anti-takeover measures
NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

４． Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, NOMURA ASSET MANAGEMENT may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors.  With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

Our approach to identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

Principles of Corporate Governance for Portfolio Companies

NOMURA ASSET MANAGEMENT

July 1, 2011

１．Purpose of the Principles

NOMURA ASSET MANAGEMENT believes it is important for companies to manage their business operations with due consideration for shareholders’ interests and to enhance long-term enterprise value. In order to achieve this, it is crucial for a company’s corporate governance to function adequately. As an investment manager, we have established basic corporate governance principles (described below) that we look for in companies held within the portfolios that we manage.

We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe companies that follow these principles will operate their businesses with autonomy in a way that enhances shareholders’ interests and enterprise value over the long term.

２．Corporate Social Responsibilities

NOMURA ASSET MANAGEMENT believes that companies can enhance their long-term enterprise value if they judge and act in a proper manner as corporate citizens. The process known as “Compliance Management” works as a premise for companies to make proper judgments and take appropriate action. Aspects of corporate behavior that should be monitored under “Compliance Management” include not only laws and regulations, but also commonly agreed practices, societal norms, and even internal rules and regulations.

Moreover, we believe that a company’s “proper” efforts in relation to issues that are included within the “ESG” framework, such as global environmental and social issues will lead to enhanced long-term enterprise value.

３．Ideal Form of Corporate Governance

NOMURA ASSET MANAGEMENT believes the following requirements should be met for the corporate governance practices of a company to enhance long-term enterprise value:
①	The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.
②	The statutory auditors and the audit committee are qualified to audit the activities of the business and function effectively.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executive compensation is well balanced and consistent with long-term enterprise

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value creation, and appropriate management incentives are in place.
⑤	Corporate governance systems are in place to ensure sufficient internal control in terms of compliance and internal auditing.

４．Accountability through Disclosure

NOMURA ASSET MANAGEMENT will request that companies uphold their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will request sufficient disclosure and explanation as well as corrective measures with respect to any illegal or antisocial activity if any.

5．Dialogue with Companies

NOMURA ASSET MANAGEMENT, as an investment manager, will establish dialogue with the companies in which it invests regarding their efforts to manage or improve corporate governance issues. This ongoing dialogue with companies allows us to evaluate the status of company’s corporate governance and sustainability, and to confirm the realization of warranted enterprise value.

Where no continued appreciation of enterprise value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will engage with the company to promote investors’ (beneficiaries’) interests by demanding that the company adopts corrective measures.

6.  Exercise of the Voting Rights

NOMURA ASSET MANAGEMENT will set up proxy voting policy in a manner consistent with the corporate governance principles stated above. We will vote proxies in accordance with the policy, and are ready to disclose voting results.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of October 31, 2011, Mr. Shigeto Kasahara acts as the Registrant's lead portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant.  He oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2011, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 5 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of USD $125 million as of October 31, 2011 and for 1 other account (with total assets of US $244 million as of October 31, 2011). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) As of October 31, 2011, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

      (4) As of October 31, 2011, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)  Not applicable.

(b)  Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant’s shareholders, taking into account the same criteria applied to candidates identified by the Nominating Committee; provided that the proposed candidates are not “interested persons” of the Registrant as defined in Section 2(a)(19) of Investment Company Act of 1940 and are “independent” as defined by the applicable independence requirements of any stock exchange on which the Registrant’s shares are listed.  The Committee has determined that potential director candidates recommended by Registrant’s shareholders must satisfy the Securities and Exchange Commission’s (“SEC”) nominee requirements found in Regulation 14A of the 1934 Act.  Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant’s Secretary.

The Nominating Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board.  In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider the following criteria:  (i) the individual must not be an "interested person" of the Registrant and must be disinterested in terms of both the letter and spirit of the 1940 Act; (ii)  the individual must have  the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Registrant and to protect the interests of the Registrant’s shareholders; (iii) the candidate must have substantial expertise, experience or relationships relevant to the business of the Registrant, and/or knowledge of investments and finance (knowledge of and experience in the Asia Pacific region are desirable); (iv)  the candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of  Directors as a whole; and (v) the candidate should have the ability to attend at least four in-person regular meetings per year and to be available to participate by teleconference in meetings of the Board and periodic special meetings of the Registrant which may be called upon short notice.  The candidate should be willing and able to travel to Asia to meet with portfolio management teams.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)	Code of Ethics.
(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the 1940 Act are attached hereto as an exhibit.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date:           December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Kleinman
Robert Kleinman, Treasurer
(Principal Financial Officer)

Date:           December 23, 2011